Exhibit 10.4

Execution Version

SUBSIDIARY GUARANTEE AGREEMENT

SUBSIDIARY GUARANTEE AGREEMENT dated as of April 3, 2012 among MOLSON COORS BREWING COMPANY, a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed on Schedule I hereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the “Administrative Agent”), on behalf of the Lenders under the Credit Agreement referred to below.

Reference is made to the 364-Day Bridge Loan Agreement dated as of April 3, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Guarantors (as defined below) is a Subsidiary of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

(c) As used in this Agreement, the following terms have the meanings specified below:

“Guarantors” means each Subsidiary that is a party to this Agreement as a Guarantor from time to time on or after the Effective Date.

SECTION 2. Guarantee.

(a) Each Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of all the Obligations;

(b) Each of the Guarantors further agrees that the due and punctual payment of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Without prejudice to the Borrower’s rights to receive demands for payment in accordance with the terms of the Credit Agreement and to the fullest extent permitted by law, each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 3. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or Lender to any balance of any deposit account or credit on the books of the Administrative Agent or Lender in favor of the Borrower or any other Person.

SECTION 4. No Limitations, Etc.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 20, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or Lender to assert any claim or demand or to enforce any right or remedy against any Loan Party under the provisions of any Loan Document or otherwise; (ii) any extension or renewal of any of the Obligations; (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations guaranteed hereunder by such Guarantor) or which would impair or limit the right of any Guarantor to subrogation.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations guaranteed hereunder by such Guarantor. The Administrative Agent and the Lenders may, at their election, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations guaranteed hereunder by such Guarantor have been fully paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be.

SECTION 5. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation guaranteed hereunder by such Guarantor is rescinded or must otherwise be restored by the Administrative Agent or Lender upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

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SECTION 6. Agreement to Pay; Indemnity: Subrogation: Contribution. In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor that guarantees such Obligation hereby promises to and will, upon receipt of written demand by the Administrative Agent or Lender, forthwith pay, or cause to be paid, to the Administrative Agent or Lender in cash the amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest thereon. Each Guarantor further agrees that if payment in respect of any Obligation guaranteed hereunder by such Guarantor shall be due in a currency other than US Dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Administrative Agent or Lender, not consistent with the protection of its rights or interests, then, at the election of the Administrative Agent, such Guarantor shall make payment of such Obligation in US Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify the Administrative Agent and Lender against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment. Upon payment by any Guarantor of any sums as provided in this Section 6, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinated and junior in right of payment to the prior payment in full in cash of all the Obligations owed by the Borrower or Guarantor to the Administrative Agent and Lenders.

Subject to the subordination provisions contained in the preceding paragraph of this Section 6, (i) the Borrower agrees to indemnify any Guarantor making any payment as required under this Section 6 for the full amount of such payment and, until such indemnification obligation shall have been satisfied, such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment, and (ii) each Guarantor (a “Contributing Guarantor”) agrees that, in the event a payment shall be made by any other Guarantor under this Agreement, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided for in clause (i), the Contributing Guarantor shall, to the extent the Claiming Guarantor shall not have been so indemnified by the Borrower, indemnify the Claiming Guarantor in an amount equal to the amount of such payment, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21, the date of the Supplement hereto executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6 shall be subrogated to the rights of such Claiming Guarantor under clause (i) to the extent of such payment.

SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or any Lender will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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SECTION 8. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.01 of the Credit Agreement.

SECTION 9. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors herein and in any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and so long as the Commitments have not expired or terminated.

SECTION 10. Binding Effect; Several Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 11. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 12. Administrative Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expense incurred hereunder as provided in Section 10.03 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all actual out-of-pocket losses, claims, damages, liabilities and related expenses (other than Taxes which, in all cases, are subject to

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indemnity only pursuant to Section 2.16 of the Credit Agreement and the last sentence of this clause (b)), including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement in relation to such Guarantor or any claim, litigation, investigation or proceeding relating to the foregoing agreement, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is instituted by a third party or by the Borrower or any other Loan Party); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties. Subject to Section 2.16 of the Credit Agreement, all payments by each Guarantor under this Agreement shall be made without reduction or withholding for any Indemnified Taxes or Other Taxes (and the Administrative Agent and each Guarantor hereby agree to comply with the provisions of Section 2.16 of the Credit Agreement as if said Section referred to this Agreement and payments by such Guarantor hereunder).

(c) Any such amounts payable as provided hereunder shall be additional Obligations. The provisions of this Section 12 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or Lender. All amounts due under this Section 12 shall be payable promptly after written demand therefor.

SECTION 13. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Waivers: Amendment.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 14, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Administrative Agent and the Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

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SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 16. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 18. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 19. Jurisdiction: Consent to Service of Process.

(a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

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(b) Each of the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 19. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 20. Termination or Release.

(a) Subject to the reinstatement provisions of Section 5, the guarantee of a Guarantor hereunder shall be automatically terminated when all Obligations guaranteed by such Guarantor have been paid in full and the Lenders have no further commitment under the Credit Agreement to lend to, the Borrower whose Obligations are guaranteed by such Guarantor hereunder. Subject to the reinstatement provisions of Section 5, this Agreement shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Guarantor, including any Elective Guarantor, shall automatically be released from its obligations hereunder (x) upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise and (y) in the case of any Elective Guarantor, in accordance with the final sentence of Section 5.09(b) of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraphs (a) or (b), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 20 shall be without recourse to or warranty by the Administrative Agent.

SECTION 21. Additional Subsidiaries. Pursuant to Section 5.09 of the Credit Agreement, subject to Section 4.02(d) of the Credit Agreement, each Subsidiary that is required to become a Guarantor hereunder pursuant to the Guarantee Requirement (such a Subsidiary, a “Required Guarantor Subsidiary”) that was not in existence or not a Required Guarantor on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor within 15 days of becoming a Required Guarantor Subsidiary. Upon execution and delivery by the Administrative Agent and a Required Guarantor Subsidiary of an instrument in the form of Exhibit I hereto, such Required Guarantor Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

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SECTION 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 22 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MOLSON COORS BREWING COMPANY, as Borrower,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

MOLSON CANADA 2005, as Guarantor,

By	/s/ Kelly L. Brown
Name: Kelly L. Brown
Title: Chief Legal Officer

By	/s/ Wouter Vosmeer
Name: Wouter Vosmeer
Title: Chief Financial Officer

MOLSON COORS INTERNATIONAL LP, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

COORS BREWING COMPANY, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

CBC HOLDCO LLC., as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE AGREEMENT (BRIDGE LOAN AGREEMENT)]

CBC HOLDCO 2 LLC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

MC HOLDING COMPANY LLC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

MOLSON COORS CAPITAL FINANCE ULC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

MOLSON COORS INTERNATIONAL GENERAL, ULC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

COORS INTERNATIONAL HOLDCO, ULC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

MOLSON COORS CALLCO ULC, as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning
Title: Chief Financial Officer

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE AGREEMENT (BRIDGE LOAN AGREEMENT)]

NEWCO3, INC., as Guarantor,

By	/s/ Stewart Glendinning
Name: Stewart Glendinning Title: Chief Financial Officer

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE AGREEMENT (BRIDGE LOAN AGREEMENT)]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent,

By	/s/ Anish Shah
Name: Anish Shah
Title: Authorized Signatory

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE AGREEMENT (BRIDGE LOAN AGREEMENT)]

Schedule I to

the Subsidiary Guarantee Agreement

GUARANTORS

CBC HOLDCO LLC

CBC HOLDCO 2 LLC

COORS BREWING COMPANY

MC HOLDING COMPANY LLC

MOLSON COORS INTERNATIONAL LP

NEWCO3, INC.

COORS INTERNATIONAL HOLDCO, ULC

MOLSON CANADA 2005

MOLSON COORS CAPITAL FINANCE ULC

MOLSON COORS INTERNATIONAL GENERAL, ULC

MOLSON COORS CALLCO ULC

Exhibit I to the

Subsidiary Guarantee Agreement

SUPPLEMENT NO.      dated as of                      , 20    , to the Subsidiary Guarantee Agreement dated as of                     , 2012, among MOLSON COORS BREWING COMPANY, a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the “Administrative Agent”).

A. Reference is made to the 364-Day Bridge Loan Agreement dated as of March __, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiary Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans upon the terms and subject to the conditions set forth in the Credit Agreement. Section 21 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 21 of the Subsidiary Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and out-of-pocket disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent,

By
Name:
Title: